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                              SPDR(R) SERIES TRUST

                        Supplement Dated August 27, 2010
                                     to the
     Statement of Additional Information ("SAI") Dated October 31, 2009, as
                                  supplemented

CHANGES TO THE DEUTSCHE BANK GLOBAL GOVERNMENT EX-US INFLATION-LINKED INDEX DESCRIPTION - The information regarding the Deutsche Bank Global Government ex-US Inflation-Linked Index on page 10 of the SAI has changed. The third paragraph and the language at the first bullet point under the title "Construction of the Index" are deleted and replaced with the following:

     The modified constituent country weight calculated above is then applied to the individual securities of each country. Each month, the percentage of each constituent country (or constituent countries) represented in the Index will be reduced and the market capitalization-based weighted value of such constituent country (or constituent countries) will be redistributed across the constituent countries so that they meet the value limits set forth above in accordance with the following methodology:

          - First, each constituent country that exceeds 20% of the total value of the Index and each EM country that exceeds 4.8% of the total value of the index will be reduced to 19% and 4.6% of the total value of the Index respectively. The aggregate amount by which all constituent G10 countries exceed 20% and EM countries exceed 4.8% will be redistributed equally across the remaining constituent G10 countries that represent less than 19% and EM countries that represent less than 4.6% of the total value of the Index. If as a result of this redistribution, another G10 constituent country then exceeds 20% or another EM country exceeds 4.8%, the redistribution will be repeated as necessary.

CHANGES TO FUNDAMENTAL POLICIES - All Funds have recently received shareholder approval to eliminate or reclassify the fundamental policies and restrictions numbered 1 through 10 as set forth on pages 40-41 of the SAI. The new policies are set forth in a proxy statement available on the SEC's website at http://www.sec.gov.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE